GSRX

INDUSTRIES

MAY 2019

CORPORATE UPDATE

GSRX INDUSTRIES

FORWARD-LOOKING STATEMENTS

Statements in this presentation may be "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as "anticipate", "believe", "estimate", "expect", "intend", and similar expressions, as they relate to GSRX Industries Inc. ("GSRX" or, the "Company"), its subsidiaries, or its management, identify forward-looking statements. These statements are based on current expectations, estimates, and projections about the Company's business, based, in part, on assumptions made by management. These statements are not guarantees of future performance and involve risks, uncertainties, and assumptions that are difficult to predict. Therefore, actual outcomes and results may, and probably will, differ materially from what is expressed or forecasted in such forward-looking statements due to numerous factors, including those described above and those risks discussed from time to time in GSRX Industries Inc.'s filings with the Securities and Exchange Commission. In addition, such statements could be affected by risks and uncertainties related to: (i) our ability to obtain financing to expand our operations; (ii) product demand, market, and customer acceptance of the Company's products; (iii) the Company's ability to attract qualified sales representatives; (iv) competition, pricing and development difficulties; (v) the Company's ability to obtain the requisite state and local permits and licenses to conduct the contemplated businesses of Pure and Natural CBD, LLC, if there are changes in laws, regulations, or government policies related to cannabis; and (vi) general industry and market conditions and growth rates and general economic conditions. Any forward-looking statements speak only as of the date on which they are made, and the Company does not undertake any obligation to update any forward-looking statement to reflect events or circumstances after the date of this presentation. Information on GSRX Industries Inc.'s website does not constitute a part of this presentation.

The information provided in this presentation is not intended to and shall not be construed as an offer to sell or a solicitation of an offer to buy any securities of GSRX Industries Inc.. Offers to purchase our securities in a financing transaction, if and when made, will be made solely to a limited number of accredited investors in a private placement exempt from the registration requirements under the Securities Act of 1933, as amended.

GSRX Industries Inc. is in the business of acquiring, developing and operating retail cannabis dispensaries and retail CBD stores, as well as manufacturing, wholesale distribution, and transportation and home delivery of cannabis and cannabinoid products, both THC and non THC based (CBD). The California wholesale market in 2019 is estimated to be a multi-billion dollar market. GSRX and its subsidiaries care about the communities in which we do business, which include both metropolitan and rural areas in California, Puerto Rico, Tennessee and Texas. We support those communities by hiring locally and providing sponsorship for numerous charitable local events.








PURE & NATURAL
PREMIUM HEMP EXTRACT
PURE & NATURAL
PURE & NATURAL
PURE & NATURAL



DISTRIBUTION

NON-VOLITALE EXTRACTION LIGHT MANUFACTURING

RETAIL THC PERMITTED AND CBD STORES

EXPERIENCED MANAGEMENT TEAM

Les Ball, CEO

GSRX

Previously served as CEO/President of Corral West Ranchwear, expanding to 140 locations in US; President at Montgomery Ward; 22 years at R.H. Macy, incl. President Macy's East, President Macy's Wholesale, President Macy's South, and Chairman/CEO of Macy's Midwest

Thomas Gingerich, CFO & Secretary

GSRX

35-years of accounting experience in public and private practice, specializing in tax compliance, structures, and tax planning. Former partner at Lain, Faulkner & Co., PC specializing in forensic accounting. Certified Public Accountant and member of the American Institute of Certified Public Accountants

John Grainer

Director of Operations and Sales

Mr. Grainer has over 25 years of corporate and Sr. level logistical, operational and marketing experience. While owning & operating one of California's most well known hospitality and logistics companies with several high profile clients Mr. Grainer worked and partnered with Red Bull of North America. The partnership helped to support some of the most high profile events in the world including but not limited to Moto GP, NASCAR, Coachella and the Grammys to name just a few. Additionally, Mr. Grainer served as Chairman and CEO of one of the most successful rare coin and bullion operations in the U.S. His knowledge and keen sense of timelines and costs makes him one of the most sought after operations and logistical executives in the U.S. today.

Gustavo Pinto

Executive Vice President, Puerto Rico Operations

Mr. Pinto has extensive operational experience running several customer service, manufacturing, and logistics for large scale companies over the past 10 years.

Alexis Colon

Regional Director, Puerto Rico Operations

Before devoting his work fulltime to the research and viability of the medical cannabis industry in Puerto Rico, Alexis served as District Manager for adidas Group. Responsible for brand expansion, retail growth and market share increase in Puerto Rico, with over 15 years of Retail Management experience. Alexis has participated in developing manuals of succession plans and customer service models for managers in the US and Latin America providing opportunities for employees locally.

BOARD OF DIRECTORS

Christian Briggs

Executive Chairman of the Board

Mr. Christian Briggs started in the rare antiquities industry at the early age of 17. Within just a few years he was one of the world's leading experts in U.S. and European antiquities specifically early period rare coins. Then in 2007, Mr. Briggs co-founded Cinsay Inc. which is engaged in the development of artificial intelligence for interactive advertising, marketing, and video e-commerce. From 2009 to 2016, Mr. Briggs served as Chairman of the Board of Directors and Chief Executive Officer of Cinsay. While Chief Executive Officer, Mr. Briggs raised in excess of $130 million of institutional and venture capital funds to build out the online interactive video platform. In addition, Mr. Briggs was the leading scientist and intellectual property inventor, where he worked directly with the company's intellectual property team and its attorneys in both the United States and around the world. Mr. Briggs successfully led Cinsay in several lawsuits toward companies infringing on its extensive patent portfolio. These suits brought against the companies were all settled to the satisfactory of Cinsay. Mr. Briggs currently leads GSRX Industries intellectual property team with 40 pending cannabis patent applications filed to date. These applications are for proprietary formulations for products that GSRX majority-owned companies will manufacture.

Les Ball, CEO

Previously served as CEO/President of Corral West Ranchwear, expanding to 140 locations in US; President at Montgomery Ward; 22 years at R.H. Macy, incl. President Macy's East, President Macy's Wholesale, President Macy's South, and Chairman/CEO of Macy's Midwest

Steve Farkas

Assistant Dean and Director of the University of Wyoming College of Business since 2009, Mr. Farkas has been a dynamic and highly innovative senior operations executive throughout a career that, in addition to academia, has played out across various industries. Mr. Farkas has more than 15 years in the retail industry, most recently serving as COO for Corral West Ranchwear, Inc., the industry's largest specialty western wear company. Mr. Farkas has served as Strategic Advisor and Management Consultant to a long list of corporate clients, specializing in company turnarounds, start-ups, mergers & acquisitions and organic growth strategies.

Dr. Harlan R. Ribnik, MD

Dr. Ribnik is a licensed anesthesiologist and pain management specialist actively practicing in Colorado, Wyoming and Idaho. He began private practice in Wyoming in 1989. Since 2005, he has limited his practice to pain management. In addition to his private practice, Dr. Ribnik is a clinical instructor at the University of Wyoming College of Human Medicine.

BOARD OF ADVISORS

Luis F. Toledo-Bayouth
A security specialist with more than 20 years' experience, Toledo-Bayouth began his career as a Special Agent for the U.S. Drug Enforcement Administration in Miami. He returned to Puerto Rico, where he was Director of Security & Loss Prevention for Olympic Mills Corporation before opening the Toledo Consulting Group, Inc., a private security firm he led for 15 years. He joined the Capitol Security Police, Inc. in 2015 as Director, developing and directing the Operational and Administration of its investigative division CS Intelligence. Since 2014, Toledo-Bayouth has served as President, Supervisory Committee, of TuCoop, a credit union based in Puerto Rico.

Juan Bauzá Salas
Salas studied government management and administration at Harvard University's John F. Kennedy School of Government, and served as Puerto Rico's Secretary of Agriculture from 1986 to 1990. He has been active in agricultural consulting in Puerto Rico for more than 40 years, advising a long list of international companies, including Libby, McNeill & Libby, Chiquita International and GH Technologies, AC. In addition to consulting, Salas served as General Director of Agriculture and Canneries for the Land Authority of Puerto Rico, and served as General Manager of Byoken, PR, Inc., a manufacture of eco-friendly soap products. He also served as COO/Director of STEM Group, Inc., in Vega Baja, Puerto Rico

Alexander Zhilenkov
Zhilenkov is a successful entrepreneur and businessman with significant investment experience in oil and gas throughout Western and Eastern Europe. He is an active investor in the real estate development market in Miami Beach, Florida.

Jeffrey B. Jump
Jump is a 39-year veteran of the international medical devices industry who guided Biosensors International from a single-product startup to a diversified international public medical device producer with $300 million in annual revenue.









POINT ARENA DISTRIBUTION

- Point Arena distribution will be a wholesale distributor, buying directly from growers and manufacturers and potentially selling to the over 400 dispensaries throughout the entire state of California.
- We will also distribute THC infused products to other licensed retailers, including grocery stores and convenience stores.



BUREAU OF CANNABIS CONTROL CALIFORNIA

Bureau of Cannabis Control
(833) 768-5880

Adult-Use and Medicinal - Retailer Temporary License

LICENSE NO:
A10-18-0000323-TEMP

VALID:
4/2/2018

LEGAL BUSINESS NAME:
GREEN SPIRIT MENDOCINO LLC

EXPIRES:
7/26/2019

PREMISE:
138 MAIN ST
POINT ARENA, CA 95468

Non-Transferable

Prominently display this license as required by Title 16 CCR § 5039


KUNI




FLAKE & BAKE
GET CREATIVE
FLAKE & BAKE

POINT ARENA DISTRIBUTION

- We will be able to distribute hundreds of THC and CBD brands, including products of other retailers throughout the United States.
- Distribution also includes our proprietary based products: 1) hemp based non-THC CBD product lines, Pure and Natural CBD and In The Zone By Matt Sorum. 2) Dragonglass, dried THC or CBD powder made from spirulina.


PURE & NATURAL
PHARMACEUTICAL GRADE CBD
750MG
PURE & NATURAL
PHARMACEUTICAL GRADE CBD SALVE

POINT ARENA MANUFACTURING, LLC

- GSRX expanded its California operations by starting Point Arena Manufacturing, adjacent to Napa Valley, in the emerald triangle along the famous Pacific Coast Highway 1, California.
- With its recently issued state and local permits, pending final approval, we will be manufacturing cannabis concentrate products related to vape cartridge filling and fulfillment.
- Point Arena manufacturing will also manufacture Dragonglass, our own proprietary edible both in THC and non-THC hemp based CBD versions.
- Full scale operations are expected to begin late 2019.





STATE OF CALIFORNIA
DEPARTMENT OF PUBLIC HEALTH
MANUFACTURED CANNABIS SAFETY BRANCH

TEMPORARY MANUFACTURING LICENSE
ADULT AND MEDICINAL CANNABIS PRODUCTS

LICENSEE:
Point Arena Manufacturing, LLC
1301 Debbie Lane, Ste 102
Mansfield, TX.
76063

LICENSED PREMISES:
165 Main Street
Point Arena, CA.
94568

LICENSE NUMBER: CDPH-T00001838
LICENSE TYPE: Type 6: Non Volatile Solvent Extraction

EFFECTIVE DATE: 12/18/2018
EXPIRATION DATE: 04/16/2019

This license is a conditional license and authorizes the holder thereof to engage in commercial cannabis activity as would be permitted under the privileges of the annual license for which the applicant may submit an application to the licensing authority. This license is not transferable to any other person or premises.

CDPH PublicHealth
California Department of Public Health
P.O. Box 997377, MS 7606
Sacramento, CA 95899-7377

Asif A. Maan Ph.D.
Chief, Manufactured Cannabis Safety Branch

MANUFACTURING

DRAGONGLASS™ FLAKE & BAKE CANNABIS-INFUSED GET CREATIVE

SPIRULINEX™
HIGHLY SCIENTIFIC

- GSRX is the majority owner of Spirulinex, LLC, a manufacturing company in San Francisco that has developed a broad slate of cannabinoid ingestibles, both **THC** and **CBD**.
- Spirulinex's manufacturing headquarters is currently under construction on Bryant Street in San Francisco's Green Zone, which is currently under construction. We expect construction to be completed during the third quarter of 2019; however, there can be no assurance that construction will be completed as expected.
- Developer of DragonGlass *(a.k.a Flake & Bake),* the Company's proprietary dried activated THC and CBD powder.
  - All natural, vegan and gluten free; made with organic Spirulina
  - Zero Calorie. Zero Alcohols. Zero Fat.
- This proprietary patent pending formula is the world's premium all-natural dried activated THC powder in combination with superfood. Its water-based, all natural method of infusing cannabinoids is taking the industry to a whole new level.
- Currently, Spirulinex has a multitude of IP patent applications pending in both domestic and foreign filings.
  - DragonGlass is a sublingual/edible flake made using superfood, and is prepared using proprietary, patent-pending methods of producing water-based edibles that are free of sugar, fat, alcohol, and synthetics. Spirulinex has a robust patent portfolio, and continues to aggressively pursue protection for its innovative formulations and product designs, both domestically and abroad.









https://www.nasdaq.com/press-release/spirulinex-charts-progress-for-cannabinoid-manufacturing-company-in-san-francisco-20180703-00235

THE GREEN ROOM
POINT ARENA

- First dispensary acquired in Point Arena on April 1, 2018
- A small boutique dispensary on the southern Mendocino coast. Located on HWY 1 a short distance from the ocean in the Heart of Point Arena, a little town with a lot of personality! We currently sell both Recreational Adult Use and Medical Cannabis. We are proud to have a variety of strains grown in Mendocino County and try to specialize in products from the Emerald Triangle and south to San Francisco.

Prime location in Point Arena serving Mendocino coast

the green ROOM
Cannabis Wellness on the Mendocino Coast


BUREAU of CANNABIS CONTROL
Bureau of Cannabis Control
(833) 768-5880

Adult-Use and Medicinal - Retailer License
Provisional
Storefront

LICENSE NO:
C10-0000015-LIC

VALID:
4/5/2019

LEGAL BUSINESS NAME:
GREEN SPIRIT MENDOCINO LLC

EXPIRES:
4/4/2020

PREMISE:
138 MAIN ST
POINT ARENA, CA 95468

Non-Transferable

Prominently display this license as required by Title 16 CCR § 5039

https://www.instagram.com/greenroommendo/
https://www.thegreenroomcollective.org


138
OPEN
the green
ROOM
Cannabis Wellness
on the Mendocino Coast




STOP

THE GREEN ROOM
PALM SPRINGS

- GSRX Industries Inc has leased 4500 square feet for the purpose of opening up a large scale retail Cannabis dispensary in Palm Springs, CA. 2155 North Palm Canyon Drive, Palm Springs, CA 92262
- We expect it will be one of the larger dispensaries in the Southern California Desert Communities and is the very first dispensary as you enter Palm Springs.*
- The architecture and design will be reflective of mid-60s Palm Springs high fashion.



Based on currently opened dispensaries in Palm Springs and surrounding communities.


Greetings from
PALM SPRINGS
CALIFORNIA


*Sample Image


*Sample Image

Celebrity Branded

Premium Hemp Extract

IN THE ZONE
BY MATT SORUM




IN THE ZONE
LIP BALM
BODY BALM
SOUR MELONS
COOLING CREAM
EXTRA STRENGTH
ENERGY SHOT
IMMUNE SHOT
RECOVERY SHOT
TANGIE
LEMON TWIST
BLUEBERRY

PURE & NATURAL

PREMIUM HEMP EXTRACT


PURE & NATURAL
PHARMACEUTICAL GRADE CBD
PAIN CREAM
200MG OF CBD
PURE & NATURAL
PHARMACEUTICAL GRADE CBD
DOG TREATS
PURE & NATURAL
FACE MASK
PURE & NATURAL
PHARMACEUTICAL GRADE CBD
LITE CITRUS BREEZE
500MG
FULL SPECTRUM // ZERO THC
ONE RECHARGEABLE CBD VAPE PEN
PURE & NATURAL
PURE & NATURAL
PURE & NATURAL
PHARMACEUTICAL GRADE CBD SALVE
PURE & NATURAL
PHARMACEUTICAL GRADE CBD
CBD + CURCUMIN FOR PAIN & JOINT RELIEF
750MG
PURE & NATURAL
CBD ENERGY + FOCUS
VERY BERRY
75 MG CAFFEINE
13.5MG CBD
ADD TO 12-24 OZ OF WATER
FAST ACTING!
ZERO THC
PURE & NATURAL
CBD ENERGY + FOCUS
VERY BERRY
75 MG CAFFEINE
13.5MG CBD
ADD TO 12-24 OZ OF WATER
FAST ACTING!
ZERO THC

Currently, GSRX operates FIVE cannabis dispensaries in Puerto Rico. Additionally, it holds five pre-qualified locations in Puerto Rico, all of which are in various phases of development and construction.



(largest Marina in the Caribbean)

50% of tourists travel within a 5-mile radius of San Juan

The current **population** of **Puerto Rico** is 3,655,539.

Tourism in Puerto Rico attracted 3.7 million visitors in 2016 and 3.5 million visitors in 2015, a notable increase from the average of 2010-2014 at 3.1 million.

https://www.worldometers.info/world-population/puerto-rico-population/
https://en.wikipedia.org/wiki/Tourism_in_Puerto_Rico



Green
Spirit



CAROLINA: open
DORADO: open
HATO REY: open
FAJARDO: open
SAN JUAN: open
BAYAMÓN: pre-qualified
CONDADO: pre-qualified
GUAYNABO: pre-qualified
ISLA VERDE: pre-qualified
OLD SAN JUAN: pre-qualified
CAGUAS *pending pre-qualification

PURE & NATURAL

PREMIUM HEMP EXTRACT

GSRX is set to launch several retail stores under the wholly owned subsidiary and brand name "Pure and Natural CBD" in the United States *(anticipated to open first half of 2019)* which will be based in strategic locations in several key markets. Through these retail stores, GSRX will offer a broad range of health/wellness and all-natural, hemp derived CBD products, the healthy alternative to using cannabis CBD. www.GetPureAndNatural.com

- Retail Locations Opening 2019: Austin, Nashville – **SUMMER 2019**
- Kiosk Location: Clarksville, TN - **OPEN**

*CLICK TO WATCH OUR PROCESS VIDEO


PURE & NATURAL
PHARMACEUTICAL GRADE CBD
DOG TREATS
PURE & NATURAL
PHARMACEUTICAL GRADE CBD
LITE CITRUS BREEZE
500MG
FACE MASK
PURE & NATURAL
PHARMACEUTICAL GRADE CBD
750MG
PURE & NATURAL
PHARMACEUTICAL GRADE CBD SALVE
PURE & NATURAL
CBD ENERGY + FOCUS


GSRX 2018/2019 QUARTERLY REVENUES
4M
3.6M
3.2M
2.8M
2.4M
2M
1.6M
1.2M
800k
400k
$2,196
$353,430
$706,428
$1,661,504
$2,866,079
$3,600,000
(unaudited)
Q1 '18 ACTUAL
Q2 '18 ACTUAL
Q3 '18 ACTUAL
Q4 '18 ACTUAL
Q1 '19 ACTUAL
Q2 '19 PROJECTED

1st Quarter Sales	$2,866,079
Daily Average	$31,845
Gross Margin	51.83%
Gross Profit	$1,485,459

2nd Quarter sales $1,696,097 (April – May 12)
Daily Average $40,383
25% increase over 1st Quarter
Projected 2nd Quarter Sales $3,600,000 (unaudited)

	2017	2018	3/31/19
Loss per Share (on Net Loss)	$(1.33)	$(0.37)	$(0.07)
Loss per Share (on Adjusted/cash loss)	$(0.06)	$(0.11)	$(0.02)